UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                December 19, 2008
                                -----------------
                Date of Report (Date of earliest event reported)


                               TELVUE CORPORATION
                               ------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                     0-17170                   51-0299879
          --------                     -------                   ----------
(State or other jurisdiction         (Commission              (I.R.S. Employer
     of incorporation)               File Number)            Identification No.)


                          16000 HORIZON WAY, SUITE 500,
                          MT. LAUREL, NEW JERSEY 08054
                          ----------------------------
                    (Address of principal executive offices)


                                  856-273-8888
                                  ------------
              (Registrant's telephone number, including area code)


                                       N/A
                                      ----
                         (Former name or former address,
                         if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

As of December 19, 2008, Joseph M. Murphy resigned from his position as the Chief Executive Officer and President of TelVue Corporation ("TelVue"). Mr. Murphy's resignation is not due to any disagreement or dispute with TelVue. Mr. Murphy will receive severance in the amount of $200,150.00, which is equal to his current annual salary, payable on a bi-weekly basis, which is TelVue's standard payroll schedule. Mr. Murphy has agreed to be available for counsel to Jesse Lerman as requested.

On December 23, 2008, the Board of Directors of TelVue appointed Jesse Lerman to serve as Chief Executive Officer and President. Mr. Lerman, 36, has been a director of TelVue since January 2008. Prior to his appointment as President and Chief Executive Officer, he served as Executive Vice President and Chief Technical Officer as well as Executive Vice President of Engineering since March 12, 2007 when Princeton Server Group, Inc. was acquired by TelVue. Prior to joining TelVue, Mr. Lerman was chief executive officer of Princeton Server Group, Inc., a digital video server company which he co-founded in 2003. Prior to that, he served a number of different technical roles including Director of Software at Cable Video-on-Demand pioneers Sarnoff Real-Time Corporation and DIVA Systems, Inc. from July 1994 to October 2002.

Mr. Lerman is employed on an at-will basis and is paid an annual salary of $153,140.00. His salary will not be increased as a result of his new appointment. Mr. Lerman also receives, as do all other TelVue employees, health, dental, disability and life insurance benefits as well as a contribution of 2.5% of his annual salary to TelVue's 401K Plan. Mr. Lerman, like all other TelVue employees, is eligible to receive stock option grants under the TelVue Stock Option Plan.

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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    December 23, 2008            TelVue Corporation


                                      By: /s/ John Fell
                                          -------------
                                      Name:  John Fell
                                      Title: Secretary, Treasurer and Controller

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